UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 12/31/12

Item 1.  Reports to Stockholders.

Semi-Annual Report

December 31, 2012

1-855-BUY-GNKO

www.ginkgofunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

March 1, 2013

Dear Fellow Ginkgo Multi-Strategy Fund Shareholder,

We are pleased by the performance of the Ginkgo Multi-Strategy Fund, which launched on September 2, 2011. As we look at conditions heading into 2013, we feel even better.

We have been able to make good use of our moderate investing approach throughout last year as we have combatted market volatility due to the economic environment, political turmoil, and changes in Europe.  Our unique ability to move to cash positions has served us well this past year as we have monitored continuing market instability.

We invested a large portion of assets into the Dividend Strategy, and this has been beneficial to the portfolio since we launched the mutual fund.

We also utilized the Value Strategy, in which we target specific stocks that we believe are especially low priced. We select stocks whose prices have been beaten down by the markets in recent periods, when we strongly believe that they cannot go much lower. In fact, these stocks have a lot of upside potential as the market realizes that they were priced too low.

We also have increased our use of the Momentum Strategy, which takes advantage of stocks that have had periods of a rising price trend. Using technical analysis and in depth research, we have selected stocks we believe have the “wind at their backs”, and will continue to rise and outperform in the near future. This strategy has resulted in a few big winners during the last several months as the market continued to rise.

At times we also have had positions in various Exchange Traded Funds (ETFs) to take advantage of strategic opportunities as they arose.

We continue to maintain a small position in the Fixed Income Strategy, which currently is keenly focused on short-term bonds. In this strategy we are specifically targeting a select group of bonds that mature within the next six months to a year, or up to two years. We feel that this short-term focus is imperative for bond portfolios at this time. Governments around the globe continue to print money, inflation is a very realistic fear, and interest rates cannot be lowered any further. We feel that long-term bonds are very dangerous in this environment. By focusing on these short-term bonds, we still manage to obtain a substantial yield and return on the bonds that we purchase.

During the last year we have also had varying levels of cash positions, which is an ability that is relatively rare. Unlike typical mutual funds that must remain at least 85% invested at all times, we have the ability to change our allocation in attempting to avoid investing in assets when they are declining.

T: 855-289-4656  | 1-855-BUY-GNKO

www.ginkgofunds.com | www.winchfinancial.com

We utilize the cash position as a way to attempt to avoid significant market drawdowns with a portion of the assets.  We will continue to use a flexible level of our cash position to be defensive when the market conditions warrant such action. We are anticipating some future growth in equities, but we are keeping an eye on Europe, China, Wall Street and the political and economic landscape.

The Adviser invested into equities rather heavily in early July and into August. This moved the Fund’s portfolio from a rather balanced position to a more aggressive position. The Fund’s portfolio remained near fully invested in equities throughout much of the third quarter of 2012. This was beneficial for shareholders as the market rose throughout the quarter. The Adviser carefully selected additional equity positions that it felt were best positioned to take advantage of this upward trend and rising market. In selecting stocks the focus had been on both dividend paying stocks and growth stocks, including an allocation to lower-priced European stocks. A handful of European-based equities, along with U.S.-based financial stocks, were the Fund’s top performers this quarter. The Fund realized some of those gains just after the end of the third quarter. The Fund also held a sizable position in a variety of ETFs during that quarter. The Fund specifically had solid gains on an oil-based ETF. The Fund continues to remain rather heavily invested at the end of the third quarter.

Early in October the Adviser began slowly selling the laggers from the Fund and adding to its cash position. At the end of October the Fund held a large position in a volatility index, which was sold on November 1st. Through the beginning of November the Advisor continued selling from the Fund’s lagging equity positions, reaching an equity position as low as 55%. Then the Adviser quickly turned around and began aggressively reinvesting cash to get the Fund back to a fully invested position. By the end of November the Fund was back to 86% invested in equities. The Fund was 91% allocated to equities at year-end. The Adviser feels that this quick reaction to get back into the market was very beneficial, since the market has continued to rise since that time. During the fourth quarter the Adviser purchased equities by carefully selecting companies from top performing sectors that it felt were best positioned to take advantage of this upward trend and rising market, primarily financials and technology stocks. The Fund continues to remain rather heavily invested at year-end, as the Adviser intends to take advantage of a rising market while the conditions remain positive. However the Adviser is prepared for the possibility of changing its allocation in the short run if necessary.

T: 855-289-4656  | 1-855-BUY-GNKO

www.ginkgofunds.com | www.winchfinancial.com

We have been and will continue to seek to reposition our assets to best take advantage of the constantly, and often rapidly, changing market conditions. However while positioning the portfolio to equities and the opportunity for growth, we are also looking toward avoiding a significant stock market downturn, which we expect to occur within the coming years. We continue to believe that we are in a secular bear market, which means the prevailing overall market direction is downward, however it contains smaller bull markets within that time frame that obscure that overall trend. Based on this assessment, we feel we need to be able to avoid significant drawdowns if and when they occur. We will continue to be aggressive in seeking profitable investments while the market continues to rise. However when our analysis shows that the market is due for a correction, we will move assets to avoid experiencing the full decline of the expected market correction. We feel that we are well positioned to gain from a continued market rally, but we also remain steadfast in our commitment to reallocate our investment positions in attempt to protect against any significant drawdowns.

Christina V. Winch, CFP®

Chief Executive Officer

0552-NLD-3/1/2013

T: 855-289-4656  | 1-855-BUY-GNKO

www.ginkgofunds.com | www.winchfinancial.com

GINKGO MULTI-STRATEGY FUND
PORTFOLIO REVIEW
December 31, 2012 (Unaudited)

The Fund's performance figures* for the six months ended December 31, 2012, as compared to its benchmark:

	Six Months	Since Inception **
Ginkgo Multi-Strategy Fund - Investor Class	6.47%	6.63%
S&P 500 Total Return Index ***	5.95%	18.42%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund's prospectus dated June 15, 2011 is 2.55% for the Investor Class. For performance information current to the most recent month-end, please call 1-855-684-3857.

** Inception date is September 2, 2011.

*** The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry	% of Net Assets
Insurance	9.9%
Banks	9.5%
Retail	7.5%
Computers	6.9%
REITS	6.5%
Internet	5.6%
Oil & Gas	4.8%
Telecommunications	4.3%
Homebuilder	3.6%
Auto Manufacturers	3.3%
Other, Cash & Cash Equivalents	38.1%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS
December 31, 2012 (Unaudited)
Shares		Value
	COMMON STOCKS - 88.7%
	AEROSPACE - 1.0%
3,400	Lockheed Martin Corp.	$ 313,786

	AUTO MANUFACTURERS - 3.3%
82,800	Ford Motor Co.	1,072,260

	BANKS - 9.5%
101,500	Bank of America Corp.	1,177,400
10,500	Fifth Third Bancorp	159,495
24,500	JPMorgan Chase & Co.	1,077,265
19,100	Wells Fargo & Co.	652,838
		3,066,998
	BEVERAGES - 2.3%
8,000	The Coca-Cola Co.	290,000
1,330	Diago PLC	155,051
4,400	PepsiCo., Inc.	301,092
		746,143
	BIOTECHNOLOGY - 2.0%
8,670	Gilead Sciences, Inc.	636,811

	COMMERCIAL SERVICES - 1.5%
5,700	Automatic Data Processing, Inc.	324,957
350	Mastercard, Inc. - Cl. A	171,948
		496,905
	COMPUTERS - 6.9%
4,180	Apple, Inc. *	2,228,065

	COSMETICS/PERSONAL CARE - 1.9%
9,050	The Proctor & Gamble Co.	614,404

	DIVERSIFIED FINANCIAL SERVICES - 2.9%
6,100	Visa, Inc. - Cl. A	924,638

	FOOD - 0.5%
4,100	Unilever NV	157,030

	HOMEBUILDERS - 3.6%
63,200	Pulte Corporation	1,147,712

	HOUSEHOLD PRODUCTS/WARES - 1.0%
4,200	The Clorox Co.	307,524

	INSURANCE - 9.9%
14,225	American International Group	502,143
20	Berkshire Hathaway, Inc. - Cl. A	2,681,200
		3,183,343
	INTERNET - 5.6%
2,660	Amazon.com, Inc. *	668,032
15,500	Facebook, Inc. - Cl. A *	412,765
1,000	Google, Inc. - Cl. A *	709,370
		1,790,167
	MEDIA - 2.3%
15,000	The Walt Disney Co.	746,850

	MINING - 2.1%
76,750	Alcoa, Inc.	666,190

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS
December 31, 2012 (Unaudited) (Continued)
Shares		Value
	MISCELLANEOUS - 2.4%
4,200	3M Co.	$ 389,970
3,600	Siemens A G	394,092
		784,062
	OIL & GAS - 4.8%
17,950	Chesapeake Energy Corporation	298,329
4,850	Exxon Mobil Corp.	419,768
8,200	Marathon Petroleum Corp.	516,600
4,700	National Oil-Well, Varco, Inc.	321,245
		1,555,942
	PHARMACEUTICALS - 3.2%
6,600	AstraZeneca PLC	311,982
6,300	Eli Lilly & Company	310,716
3,850	Johnson & Johnson	269,885
5,150	Pfizer, Inc.	129,162
		1,021,745
	PIPELINES - 1.9%
3,750	Kinder Morgan Energy Partners LP	299,213
7,000	Plains All American Pipeline LP	316,680
		615,893
	REITS - 6.5%
46,400	American Capital Agency Corp.	1,342,816
29,000	Annaly Mortgage Management, Inc.	407,160
5,400	Healthcare REIT, Inc.	330,966
		2,080,942
	RETAIL - 7.5%
1,550	Costco Wholesale Corp.	153,094
21,150	The Home Depot, Inc.	1,308,128
14,500	Kohl's Corp.	623,210
4,900	PETsMART, Inc.	334,866
		2,419,298
	SEMICONDUCTORS - 0.8%
12,000	Intel, Corp.	247,560

	TELECOMMUNICATIONS - 4.3%
20,200	AT&T, Inc.	680,942
16,500	Verizon Communications, Inc.	713,955
		1,394,897
	TRANSPORTATION - 1.0%
4,000	Kansas City Southern	333,920

	TOTAL COMMON STOCKS - (Cost - $26,655,506)	28,553,085

	EXCHANGE TRADED FUNDS - 2.5%
	EQUITY - 2.5%
7,150	Guggenheim China Real Estate ETF	163,377
5,400	Vanguard Extended Market ETF	326,700
4,385	Vanguard U.S Total Stock Market Shares Index ETF	321,377
	TOTAL EXCHANGE TRADED FUNDS - (Cost $794,020)	811,454

Principal	BONDS & NOTES - 5.1%
	BANKS - 2.3%
250,000	Morgan Stanley, 5.30%, 3/1/13	251,823
500,000	Synovus Financial Corporation, 4.875%, 2/15/13	501,250
		753,073
	DIVERSIFIED FINANCIAL SERVICES - 0.6%
100,000	Sears Roebuck Acceptance Corp., 7.40%, 1/15/13	99,861
100,000	Sears Roebuck Acceptance Corp., 7.50%, 1/15/13	99,861
		199,722

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS
December 31, 2012 (Unaudited) (Continued)
Principle		Value
	ENERGY - 0.2%
85,000	LDK Solar Co. Ltd., 4.750%, 4/15/13	$ 68,000

	FOREST PRODUCTS - 1.0%
324,000	Appleton Paper, Inc., 9.75%, 6/15/14	315,803

	RETAIL - 0.9%
300,000	Albertsons, Inc., 7.25%, 5/01/13	301,875

	TOTAL BONDS & NOTES - (Cost - $1,617,494)	1,638,473

Contracts	PURCHASED CALL OPTIONS - 0.0%
10	Apple, Inc.	350
	Expiration January 2013, Exercise Price $650
	TOTAL PURCHASED CALL OPTIONS - (Cost - $63,015)
Shares
	PREFERRED STOCKS - 1.3%
	BANKS - 0.4%
5,000	Associated Bancorp., 8.00%	137,500

	INSURANCE - 0.9%
11,000	Allianz AG - ADR, 8.375%	281,875

	TOTAL PREFERRED STOCKS - (Cost - $411,495)	419,375

	SHORT TERM INVESTMENT - 2.3%
748,626	BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 0.08% **	748,626
	(Cost - $748,626)

	TOTAL INVESTMENTS - 99.9% (Cost - $30,290,155)(a)	32,171,363
	OTHER ASSETS IN EXCESS OF OTHER LIABILITIES - 0.1%	13,353
	NET ASSETS - 100.0%	$ 32,184,716

* Non-income producing securities.
** Money market fund; interest rate reflects seven-day effective yield on December 31, 2012.
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $30,327,763 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	2,175,430
	Unrealized depreciation:	(331,830)
	Net unrealized appreciation:	1,843,600

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012 (Unaudited)

ASSETS
Investment securities:
At cost	$ 30,290,156
At value	$ 32,171,363
Dividends and interest receivable	103,386
Prepaid expenses and other assets	569
TOTAL ASSETS	32,275,318

LIABILITIES
Investment advisory fees payable	27,131
Payable for Fund shares repurchased	25,665
Fees payable to other affiliates	7,023
Accrued expenses and other liabilities	30,783
TOTAL LIABILITIES	90,602
NET ASSETS	$ 32,184,716

NET ASSETS CONSIST OF:
Paid in capital [$0 par value, unlimited shares authorized]	$ 30,958,678
Undistributed net investment income	11,578
Accumulated net realized loss from security transactions	(666,747)
Net unrealized appreciation of investments	1,881,207
NET ASSETS	$ 32,184,716

NET ASSET VALUE PER SHARE:
Net Assets	$ 32,184,716
Shares of beneficial interest outstanding	3,099,930
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$ 10.38

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2012 (Unaudited)

INVESTMENT INCOME
Dividends	$ 409,085
Interest	117,288
TOTAL INVESTMENT INCOME	526,373

EXPENSES
Investment advisory fees	162,301
Distribution (12b-1) fees:	64,920
Administrative services fees	23,303
Professional fees	15,638
Accounting services fees	13,629
Transfer agent fees	11,609
Compliance officer fees	6,815
Printing and postage expenses	5,104
Registration fees	4,543
Custodian fees	2,524
Trustees fees and expenses	2,524
Insurance expense	309
Other expenses	2,552
TOTAL EXPENSES	315,771

NET INVESTMENT INCOME	210,602

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	123,087
Net change in unrealized appreciation (depreciation) on:
Investments	748,967
Purchased options	(27,650)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	844,404

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,055,006

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	December 31, 2012	Period Ended
	(Unaudited)	June 30, 2012 (a)
FROM OPERATIONS
Net investment income	$ 210,602	$ 332,654
Net realized gain (loss) on investments	123,087	(806,935)
Net change in unrealized appreciation on investments and purchased options	721,317	1,159,890
Net increase in net assets resulting from operations	1,055,006	685,609

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(208,146)	(335,711)
Net decrease in net assets resulting from distributions to shareholders	(208,146)	(335,711)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,314,491	31,555,651
Net asset value of shares issued in reinvestment of distributions	208,146	335,710
Payments for shares redeemed	(1,170,682)	(1,255,494)
Redemption fee proceeds	28	108
Net increase in net assets resulting from shares of beneficial interest	351,983	30,635,975

TOTAL INCREASE IN NET ASSETS	1,198,843	30,985,873

NET ASSETS
Beginning of Period	30,985,873	-
End of Period*	$ 32,184,716	$ 30,985,873
* Includes undistributed net investment income of:	$ 11,578	$ 9,122

SHARE ACTIVITY
Shares Sold	127,745	3,157,226
Shares Reinvested	19,764	33,684
Shares Redeemed	(113,071)	(125,416)
Net increase in shares of beneficial interest outstanding	34,438	3,065,494

(a) The Ginkgo Multi-Strategy Fund commenced operations on September 2, 2011.

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	For the
	Six Months Ended	For the
	December 31, 2012	Period Ended
	(Unaudited)	June 30, 2012 (1)

Net asset value, beginning of period	$ 10.11	$ 10.00

Activity from investment operations:
Net investment income (2)	0.07	0.12
Net realized and unrealized
gain on investments	0.31	0.11
Total from investment operations	0.38	0.23

Less distributions from:
Net investment income	(0.11)	(0.12)
Total distributions	(0.11)	(0.12)

Net asset value, end of period	$ 10.38	$ 10.11

Total return (3,4)	6.47%	2.28%

Net assets, at end of period (000s)	$ 32,185	$ 30,986

Ratio of gross expenses to average
net assets (5)	1.95%	2.19%
Ratio of net investment income
to average net assets (5)	1.30%	1.46%

Portfolio Turnover Rate (4)	11%	187%

(1) The Ginkgo Multi-Strategy Fund commenced operations on September 2, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of redemption fees.
(4) Not annualized.
(5) Annualized.

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

December 31, 2012

1.

ORGANIZATION

Ginkgo Multi-Strategy Fund (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.  The investment objective of the Fund is long-term capital appreciation. The Fund commenced operations on September 2, 2011.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued.  In the absence of a sale on the primary exchange, such securities shall be valued at the last bid on the primary exchange.  NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2012

security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 28,553,085	$ -	$ -	$ 28,553,085
Exchange Traded Funds	811,454	-	-	811,454
Bonds & Notes	-	1,638,473	-	1,638,473
Purchased Call Options	350	-	-	350
Preferred Stocks	419,375	-	-	419,375
Short-Term Investments	748,626	-	-	748,626
Total	$ 30,532,890	$ 1,638,473	$ -	$ 32,171,363

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 or Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 or Level 2 at the end of the reporting period.

* Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds - The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2012

expected to be taken in the Fund’s tax return for the six months ended December 31, 2012. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State and foreign jurisdictions where the Fund may make significant investments.   However, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.   The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Winch Advisory Services LLC., (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of the Fund’s investment portfolio.

Pursuant to an advisory agreement with the Fund and the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended December 31, 2012, the Adviser earned advisory fees of $162,301.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 2.55% of the daily average net assets. During the six months ended December 31, 2012, the Advisor did not waive fees or reimburse expenses.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 2.55% of the average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.55% of the average daily net assets. If Fund Operating Expenses subsequently exceed 2.55% of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2012

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.40% of the average daily net assets attributable to the Investor Class shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. Pursuant to the Plan, $64,920 in distribution fees for the Investor Class shares were paid during the six months ended December 31, 2012.

Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each

Trustee who is not affiliated with the Trust or Advisor.  Each Fund pays the chairperson of the Audit Committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended December 31, 2012 amounted to $33,152,251 and $22,731,529, respectively.

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the six months ended December 31, 2012, the Fund assessed $28 in redemption fees.

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

Fiscal Period Ended
June 30, 2012
Ordinary Income	$ 335,711

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2012

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital	Unrealized	Total
Ordinary	Long-Term	and Late Year	Loss Carry	Appreciation/	Accumulated
Income	Gains	Losses	Forwards	(Depreciation)	Earnings/(Deficits)
$ 7,022	$ -	$ (716,126)	$ (34,000)	$ 1,122,282	$ 379,178

The difference between book basis and tax basis unrealized appreciation and undistributed ordinary income is primarily attributable to a partnership adjustment. The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss on investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $716,126.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund, including unlimited carryover on future capital losses.  At June 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-term	Long-term	Total	Expiration
$ 34,000	$ -	$ 34,000	Non-expiring

Permanent book and tax differences primarily attributable to non-deductible expenses and adjustments for grantor trusts, real estate investment trusts and partnerships, resulted in reclassification for the period ended June 30, 2012 as follows: a decrease in paid in capital of $29,280, an increase in undistributed net investment income of $12,179 and a decrease in accumulated net realized loss on investments of $17,101.

7.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

GINKGO MULTI-STRATEGY FUND

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2012

Approval of Advisory Agreement – Ginkgo Multi-Strategy Fund *

In connection with a regular meeting held on February 23, 2011, the Board of Trustees (the "Board") of the Northern Lights Fund Trust (the "Trust"), including a majority of the Trustees who are not interested persons of the Trust or interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the approval of an investment advisory agreement (the "Advisory Agreement" or “Agreement”) between Winch Advisory Services, LLC  (the "Adviser") and the Trust, on behalf of the Ginkgo Multi-Strategy Fund (the "Fund"). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Adviser; (b) the Fund's management fees and projected operating expenses compared with similar mutual funds; (c) the overall organization of the Adviser; and (d) the financial condition of the Adviser.

In its consideration of the approval of the Agreement for the Fund, the Board did not identify any single factor as controlling.  Matters considered by the Board in connection with its approval of the Agreement included the following:

Nature, Extent and Quality of Services.   A presentation was given by representatives of the Adviser regarding the Fund’s investment objective and investment strategies.  The Trustees then discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience of its fund management personnel. The Board then reviewed the capitalization of the Fund’s Adviser based on financial statements provided by the Adviser in the Board materials and other representations made by the Adviser and concluded that the Adviser was sufficiently well capitalized to meet its obligations to the Trust. The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider investment performance of the Fund.  However, the Board considered the 2010 composite performance for each strategy pursued by the Adviser’s separately managed accounts, as compared to the S&P 500 Index and Dow Jones Industrial Average. The Board concluded that the Adviser has the potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.00% annual advisory fee based on the average net assets of the Fund, which is below the average of a group of mutual funds pursuing a similar investment strategy.  The Trustees concluded that the Fund’s advisory fees as well as its overall projected expense ratio, which was slightly above the average of a group of similar mutual funds, were acceptable in light of the quantity of the services the Fund expects to receive from the Adviser, and the level of fees paid by a group of other similarly managed mutual funds.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the expected asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is reasonable and in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Agreement.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

GINKGO MULTI-STRATEGY FUND

EXPENSE EXAMPLES

December 31, 2012 (Unaudited)

As a shareholder of the Ginkgo Multi-Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Ginkgo Multi-Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Power Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 – 12/31/12*	Expense Ratio During the Period 7/1/12-12/31/12
	$1,000.00	$1,064.70	$10.15	1.95%

Hypothetical (5% return before expenses)	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period 7/1/12 – 12/31/12	Expense Ratio During the Period 7/1/12-12/31/12
	$1,000.00	$1,015.38	$9.91	1.95%

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-BUY-GNKO or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-BUY-GNKO

INVESTMENT ADVISOR

Winch Advisory Services, LLC

424 East Wisconsin Ave.

Appleton, WI 54911

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr., Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/8/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/8/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/8/13